Direct and Indirect Subsidiaries of the Registrant

Limited Partnerships	Jurisdiction of Organization
Cumberland Mall Associates	New Jersey
Keystone Philadelphia Properties, L.P.	Pennsylvania
PR New Castle Associates	Pennsylvania
Plymouth Ground Associates, L.P.	Pennsylvania
PR 8000 Airport Highway, L.P.	Pennsylvania
PR 8000 National Highway, L.P.	Pennsylvania
PR AEKI Plymouth, L.P.	Delaware
PR Beaver Valley Limited Partnership	Pennsylvania
PR Capital City Limited Partnership	Pennsylvania
PR CC Limited Partnership	Pennsylvania
PR Echelon Limited Partnership	Pennsylvania
PR Exton Limited Partnership	Pennsylvania
PR Financing Limited Partnership	Delaware
PR Gainesville Limited Partnership	Delaware
PR Gallery I Limited Partnership	Pennsylvania
PR Gallery II Limited Partnership	Pennsylvania
PR GV Ltd.	Delaware
PR Holding Sub Limited Partnership	Pennsylvania
PR Jacksonville Limited Partnership	Pennsylvania
PR Logan Valley Limited Partnership	Pennsylvania
PR Moorestown Limited Partnership	Pennsylvania
PR New Garden L.P.	Pennsylvania
PR New Garden/ Chesco Limited Partnership	Pennsylvania
PR New Garden/ Chesco Holdings, Limited Partnership	Pennsylvania
PR New Garden Residential Limited Partnership	Pennsylvania
PR Northeast Limited Partnership	Pennsylvania
PR Northeast Whitaker Avenue, L.P.	Pennsylvania
PR Palmer Park Mall Limited Partnership	Pennsylvania
PR Palmer Park, L.P.	Pennsylvania
PR Plymouth Meeting Limited Partnership	Pennsylvania
PR Schuylkill Limited Partnership	Pennsylvania
PR Springfield Associates, L.P.	Pennsylvania
PR Springfield/Delco Limited Partnership	Pennsylvania
PR Springfield/Delco Holdings, L.P.	Pennsylvania
PR Titus Limited Partnership	Pennsylvania
PR Valley Limited Partnership	Pennsylvania
PR Valley View Limited Partnership	Pennsylvania
PR Valley View Downs Limited Partnership	Pennsylvania
PR Warrington, Limited Partnership	Pennsylvania
PR Washington Crown Limited Partnership	Pennsylvania
PR Westgate Limited Partnership	Pennsylvania
PR WL Limited Partnership	Pennsylvania
PR Woodland L.P.	Delaware
PR Wyoming Valley Limited Partnership	Pennsylvania
PREIT Associates, L.P.	Delaware
PRGL Paxton Limited Partnership	Pennsylvania
Roosevelt Associates, L.P.	Pennsylvania
Roosevelt II Associates, L.P.	Pennsylvania
WG Holdings, L.P.	Pennsylvania
WG Park General, L.P.	Pennsylvania
WG Park Limited, L.P.	Pennsylvania
WG Park, L.P.	Pennsylvania
X-I Holding LP	Delaware
X-II Holding LP	Delaware

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General Partnership	Jurisdiction of Organization
Jacksonville Associates	Florida

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Limited Liability Companies	Jurisdiction of Organization
CD Development LLC	Delaware
Cherry Hill Beverage II, LLC	New Jersey
Cherry Hill Center, LLC	Maryland
Echelon Beverage LLC	New Jersey
Echelon Title, LLC	Delaware
Exton License II, LLC	Pennsylvania
Exton Square 1, LLC	Delaware
Exton Square 2, LLC	Delaware
Exton Square 3, LLC	Delaware
Exton Square 4, LLC	Delaware
Exton Square 5, LLC	Delaware
Exton Square 6, LLC	Delaware
Exton Square 7, LLC	Delaware
Exton Square 8, LLC	Delaware
Exton Square 9, LLC	Delaware
Exton Square 10, LLC	Delaware
Exton Square 11, LLC	Delaware
Exton Square Property LLC	Delaware
Keystone Philadelphia Properties, LLC	Delaware
Moorestown Mall LLC	Delaware
Plymouth Ground Associates LLC	Pennsylvania
Plymouth License III, LLC	Pennsylvania
PR 8000 Airport Highway LLC	Delaware
PR 8000 National Highway LLC	Delaware
PR Acquisition Sub LLC	Delaware
PR AEKI Plymouth LLC	Delaware
PR Beaver Valley LLC	Pennsylvania
PR BVM LLC	Pennsylvania
PR Capital City LLC	Delaware
PR CC I LLC	Delaware
PR CC II LLC	Delaware
PR Christiana LLC	Delaware
PR Crossroads I, LLC	Pennsylvania
PR Crossroads II, LLC	Pennsylvania
PR Cumberland GP, LLC	Delaware
PR Cumberland LP, LLC	Delaware
PR Cumberland Outparcel LLC	New Jersey
PR Echelon LLC	Pennsylvania
PR Exton LLC	Pennsylvania
PR Financing I LLC	Delaware
PR Financing II LLC	Delaware
PR Florence LLC	South Carolina
PR Gallery I LLC	Pennsylvania
PR Gallery II, LLC	Delaware

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Limited Liability Companies	Jurisdiction of Organization
PR Gainesville LLC	Delaware
PR General LLC	Delaware
PR GV LLC	Delaware
PR Hagerstown LLC	Delaware
PR Holding Sub LLC	Pennsylvania
PR Interstate Container LLC	Delaware
PR Jacksonville LLC	Delaware
PR JK LLC	Delaware
PR Lacey LLC	New Jersey
PR Lehigh Valley LLC	Pennsylvania
PR Logan Valley LLC	Delaware
PR LV LLC	Delaware
PR Magnolia LLC	Delaware
PR Metroplex West, LLC	Pennsylvania
PR Moorestown LLC	Pennsylvania
PR New Castle LLC	Pennsylvania
PR New Garden LLC	Pennsylvania
PR New Garden/Chesco LLC	Delaware
PR New Garden/Chesco Holdings LLC	Delaware
PR New Garden Residential LLC	Delaware
PR New River LLC	Virginia
PR North Dartmouth LLC	Delaware
PR Northeast LLC	Pennsylvania
PR Northeast Whitaker Avenue LLC	Pennsylvania
PR Orlando Fashion Square LLC	Delaware
PR Paxton LLC	Pennsylvania
PR PG Plaza LLC	Delaware
PR Plymouth Meeting LLC	Pennsylvania
PR Prince George’s Plaza LLC	Delaware
PR Radio Drive, LLC	South Carolina
PR Red Rose LLC	Pennsylvania
PR Schuylkill LLC	Pennsylvania
PR South Blanding LLC	Delaware
PR Springfield/Delco LLC	Delaware
PR Springfield/Delco Holdings LLC	Delaware
PR Swedes Square, LLC	Delaware
PR Titus LLC	Pennsylvania
PR Valley LLC	Delaware
PR Valley View LLC	Delaware
PR Valley View Downs LLC	Pennsylvania
PR VV LLC	Delaware
PR Warrington LLC	Pennsylvania
PR Washington Crown LLC	Delaware
PR WC LLC	Delaware
PR Westgate LLC	Pennsylvania
PR Wiregrass Commons LLC	Delaware
PR WL LLC	Delaware
PR WV LLC	Delaware
PR Wyoming Valley LLC	Delaware
PREIT Gadsden Mall LLC	Delaware
PREIT Gadsden Office LLC	Delaware
PREIT Services, LLC	Delaware
PRWGP General, LLC	Delaware
WG Holdings of Pennsylvania, L.L.C.	Pennsylvania
XGP LLC	Delaware

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Corporations	Jurisdiction of Organization
1150 Plymouth Associates, Inc.	Maryland
Cherry Hill Beverage, Inc.	Maryland
Exton License, Inc.	Maryland
PR GC Inc.(formerly Crown American GC, Inc.)	Maryland
PR Services Corporation (formerly Crown American Services Corporation)	Pennsylvania
PR Ventures, Inc. (formerly Crown American Ventures, Inc.)	Pennsylvania
PREIT-RUBIN, Inc.	Pennsylvania
PREIT-RUBIN OP, Inc.	Pennsylvania
PREIT TRS, Inc.	Delaware
R8267 Plymouth Enterprise, Inc.	Maryland
RUBIN II, Inc.	Pennsylvania

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Trusts	Jurisdiction of Organization
PR Lycoming Service Associates (formerly Crown American Lycoming Service Associates)	Pennsylvania
PR Oxford Valley Trust	Pennsylvania
PR Palmer Park Trust	Pennsylvania
PR Springfield Trust	Pennsylvania
PREIT Protective Trust 1	Pennsylvania
Trust #7000	Illinois

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Unconsolidated Affiliates	Jurisdiction of Organization
ALRO Associates, L.P.	Delaware
Lehigh Valley Associates (limited partnership)	Pennsylvania
Mall Maintenance Corporation (I)	Pennsylvania
Mall Maintenance Corporation II	Pennsylvania
Mall Corners Ltd. (limited partnership)	Georgia
Mall Corners II, Ltd. (limited partnership)	Georgia
Metroplex General, Inc.	Pennsylvania
Metroplex West Associates, L.P.	Pennsylvania
Oxford Valley Road Associates (limited partnership)	Pennsylvania
Pavilion East Associates, L.P.	Pennsylvania
PRDB Springfield Limited Partnership	Pennsylvania
PRDB Springfield LLC	Pennsylvania
Red Rose Commons Associates, L.P.	Pennsylvania
White Hall Mall Venture (partnership)	Pennsylvania